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                                  GUARDIAN(SM)

                          Supplement dated May 1, 2003
                                     to the
  Prospectus dated May 1, 2001 for Park Avenue Variable Universal Life (97-VUL)

      The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2001 for the Variable Universal Life Insurance Policy (the "Policy") issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account M and marketed under the name "Park Avenue Variable Universal Life".

      Effective May 1, 2003, the following changes to the variable investment options available under the Policy will take effect:

      o The Janus Aspen Aggressive Growth Portfolio will become the Janus Aspen Mid Cap Growth Portfolio.

      o The Alliance Growth & Income Portfolio will become the AllianceBernstein Growth & Income Portfolio.

      o     The Alliance Premier Growth Portfolio will become the
            AllianceBernstein Premier Growth Portfolio.

      o The Alliance Technology Portfolio will become the AllianceBernstein Technology Portfolio.

      o The shares of the American Century funds available under the Policy, previously designated as "Original Class," will be designated as "Class l."

All other provisions of this benefit and this prospectus shall remain unchanged.

  The funds mentioned above may not be available in all states. Please contact your registered representative for more information.

   This Supplement should be retained with the Prospectus for future reference.